CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2017 OPERATING RESULTS

Houston, Texas (May 4, 2017) - Camden Property Trust (NYSE:CPT) today announced operating results for the three months ended March 31, 2017. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three months ended March 31, 2017 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended			Quarterly	Sequential
	March 31			Growth	Growth
Per Diluted Share	2017	2016	Same Property Results	1Q17 vs. 1Q16	1Q17 vs. 4Q16
EPS	$0.39	$0.46	Revenues	2.9%	0.3%
FFO	$1.09	$1.20	Expenses	5.1%	7.9%
AFFO	$0.99	$1.10	Net Operating Income ("NOI")	1.7%	(3.6)%

Same Property Results	1Q17	1Q16	4Q16
Occupancy	94.8%	95.3%	94.8%
“We are pleased to report another solid quarter of results for our company,” said Richard J. Campo, Camden’s Chairman & CEO. “Demand for rental housing remains strong, and our operating performance is consistent with our expectations for another good year in 2017.”
The Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.
Development Activity
Construction was completed during the quarter at Camden Gallery in Charlotte, NC and lease-up was completed subsequent to quarter-end. Lease-up was also completed at The Camden in Hollywood, CA during the quarter, and leasing began at Camden NoMa II in Washington, DC and Camden Shady Grove in Rockville, MD. Subsequent to quarter-end, the Company acquired approximately 8.2 acres of land in San Diego, CA for future development.
Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 4/29/2017
Camden Gallery	Charlotte, NC	323	$58.7	95%
Camden Victory Park	Dallas, TX	423	84.7	86%
TOTAL		746	$143.4
Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 4/29/2017
Camden Lincoln Station	Denver, CO	267	$56.0	45%
Camden NoMa II	Washington, DC	405	115.0	24%
Camden Shady Grove	Rockville, MD	457	116.0	14%
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
TOTAL		2,250	$572.0

Earnings Guidance
Camden updated its earnings guidance for 2017 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2017 as detailed below.

	2Q17	2017	2017 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.41 - $0.45	$1.62 - $1.78	$1.70	$1.69	$0.01
FFO	$1.11 - $1.15	$4.49 - $4.65	$4.57	$4.56	$0.01
The Company maintained its guidance for 2017 same property growth, which was initially provided in February 2017.

	2017	2017 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	2.3% - 3.3%	2.8%	2.8%	—%
Expenses	4.0% - 5.0%	4.5%	4.5%	—%
NOI	0.8% - 2.8%	1.8%	1.8%	—%
Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2017 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.
Conference Call
Friday, May 5, 2017 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 5835973
Webcast: http://services.choruscall.com/links/cpt170505.html
Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.
Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.
About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 153 properties containing 53,116 apartment homes across the United States. Upon completion of 6 properties under development, the Company’s portfolio will increase to 55,366 apartment homes in 159 properties. Camden was recently named by FORTUNE® Magazine for the tenth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.
For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2017	2016
OPERATING DATA
Property revenues
Rental revenues	$188,102	$187,119
Other property revenues	31,419	30,476
Total property revenues	219,521	217,595

Property expenses
Property operating and maintenance	51,548	50,269
Real estate taxes	27,920	26,880
Total property expenses	79,468	77,149

Non-property income
Fee and asset management	1,748	1,765
Interest and other income	634	224
Income on deferred compensation plans	4,617	63
Total non-property income	6,999	2,052

Other expenses
Property management	7,027	7,140
Fee and asset management	884	952
General and administrative	12,868	12,223
Interest	22,956	23,790
Depreciation and amortization	63,734	62,091
Expense on deferred compensation plans	4,617	63
Total other expenses	112,086	106,259

Loss on early retirement of debt	(323)	—
Gain on sale of land	—	443
Equity in income of joint ventures	1,817	1,497
Income from continuing operations before income taxes	36,460	38,179
Income tax expense	(471)	(315)
Income from continuing operations	35,989	37,864
Income from discontinued operations	—	5,076
Net income	35,989	42,940
Less income allocated to non-controlling interests from continuing operations	(1,128)	(1,210)
Net income attributable to common shareholders	$34,861	$41,730

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$35,989	$42,940
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	32
Comprehensive income	36,023	42,972
Less income allocated to non-controlling interests from continuing operations	(1,128)	(1,210)
Comprehensive income attributable to common shareholders	$34,895	$41,762

PER SHARE DATA

Total earnings per common share - basic	$0.39	$0.46
Total earnings per common share - diluted	0.39	0.46
Earnings per share from continuing operations - basic	0.39	0.41
Earnings per share from continuing operations - diluted	0.39	0.41

Weighted average number of common shares outstanding:
Basic	89,925	89,344
Diluted	90,949	90,509

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2017	2016
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$34,861	$41,730
Real estate depreciation and amortization	62,153	60,485
Real estate depreciation from discontinued operations	—	4,327
Adjustments for unconsolidated joint ventures	2,213	2,358
Income allocated to non-controlling interests	1,128	1,210
Funds from operations	$100,355	$110,110

Less: recurring capitalized expenditures (a)	(9,694)	(9,294)

Adjusted funds from operations - diluted	$90,661	$100,816

PER SHARE DATA
Funds from operations - diluted	$1.09	$1.20
Adjusted funds from operations - diluted	0.99	1.10
Distributions declared per common share	0.75	0.75

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	92,029	91,593

PROPERTY DATA
Total operating properties (end of period) (b)	153	173
Total operating apartment homes in operating properties (end of period) (b)	53,116	60,172
Total operating apartment homes (weighted average)	45,710	52,552
Total operating apartment homes - excluding discontinued operations (weighted average)	45,710	47,634

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
ASSETS
Real estate assets, at cost
Land	$984,523	$967,375	$962,507	$989,097	$998,519
Buildings and improvements	6,071,203	5,967,023	5,910,347	5,956,361	5,978,843
	7,055,726	6,934,398	6,872,854	6,945,458	6,977,362
Accumulated depreciation	(1,952,809)	(1,890,656)	(1,829,563)	(1,855,678)	(1,841,107)
Net operating real estate assets	5,102,917	5,043,742	5,043,291	5,089,780	5,136,255
Properties under development, including land	377,107	442,292	425,452	446,740	489,730
Investments in joint ventures	30,062	30,254	30,046	31,142	32,568
Properties held for sale, including land
Operating properties held for sale (a)	—	—	—	105,254	—
Discontinued operations held for sale (b)	—	—	—	—	238,417
Total real estate assets	5,510,086	5,516,288	5,498,789	5,672,916	5,896,970
Accounts receivable – affiliates	23,634	24,028	23,998	24,008	24,011
Other assets, net (c)	147,922	142,010	143,059	139,263	107,161
Short-term investments (d)	—	100,000	100,000	—	—
Cash and cash equivalents	245,529	237,364	313,742	341,726	6,935
Restricted cash	8,175	8,462	8,691	21,561	5,378
Total assets	$5,935,346	$6,028,152	$6,088,279	$6,199,474	$6,040,455

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,583,819	$1,583,236	$1,582,655	$1,582,077	$1,866,502
Secured	866,476	897,352	897,971	898,723	899,315
Accounts payable and accrued expenses	120,086	137,813	143,193	140,864	140,991
Accrued real estate taxes	24,682	49,041	66,079	46,801	25,499
Distributions payable	69,326	69,161	82,861	69,116	69,020
Other liabilities (e)	123,654	118,959	122,270	117,023	86,423
Total liabilities	2,788,043	2,855,562	2,895,029	2,854,604	3,087,750

Commitments and contingencies
Non-qualified deferred compensation share awards	75,704	77,037	72,222	72,480	88,550

Equity
Common shares of beneficial interest	978	978	978	978	975
Additional paid-in capital	3,675,737	3,678,277	3,675,806	3,673,237	3,658,372
Distributions in excess of net income attributable to common shareholders	(317,642)	(289,180)	(261,324)	(104,004)	(491,275)
Treasury shares, at cost	(365,923)	(373,339)	(373,597)	(373,914)	(378,032)
Accumulated other comprehensive loss (f)	(1,829)	(1,863)	(1,816)	(1,848)	(1,881)
Total common equity	2,991,321	3,014,873	3,040,047	3,194,449	2,788,159
Non-controlling interests	80,278	80,680	80,981	77,941	75,996
Total equity	3,071,599	3,095,553	3,121,028	3,272,390	2,864,155
Total liabilities and equity	$5,935,346	$6,028,152	$6,088,279	$6,199,474	$6,040,455

(a) Operating properties held for sale included one dual-phase property and one operating property as of June 30, 2016 which were each subsequently sold in July.

(b) Represents the 15 operating properties, 19.6 acres of land, and retail center located in Las Vegas, Nevada, which were classified as held for sale at March 31, 2016 and subsequently sold on April 26, 2016.

(c) Includes net deferred charges of:	$1,683	$1,915	$2,140	$2,353	$2,600

(d) Our short-term investments consisted wholly of a certificate of deposit that had a maturity date of January 4, 2017.

(e) Includes deferred revenues of:	$1,455	$1,541	$1,598	$831	$1,797

(f) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended March 31,
	2017	2016
Net income attributable to common shareholders	$34,861	$41,730
Real estate depreciation and amortization	62,153	60,485
Real estate depreciation from discontinued operations	—	4,327
Adjustments for unconsolidated joint ventures	2,213	2,358
Income allocated to non-controlling interests	1,128	1,210
Funds from operations	$100,355	$110,110

Less: recurring capitalized expenditures	(9,694)	(9,294)

Adjusted funds from operations	$90,661	$100,816

Weighted average number of common shares outstanding:
EPS diluted	90,949	90,509
FFO/AFFO diluted	92,029	91,593

Total earnings per common share - diluted	$0.39	$0.46
FFO per common share - diluted	$1.09	$1.20
AFFO per common share - diluted	$0.99	$1.10

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	2Q17	Range	2017	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.41	$0.45	$1.62	$1.78
Expected real estate depreciation and amortization	0.67	0.67	2.73	2.73
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.11	$1.15	$4.49	$4.65

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 10. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended March 31,
	2017	2016
Net income	$35,989	$42,940
Less: Fee and asset management income	(1,748)	(1,765)
Less: Interest and other income	(634)	(224)
Less: Income on deferred compensation plans	(4,617)	(63)
Plus: Property management expense	7,027	7,140
Plus: Fee and asset management expense	884	952
Plus: General and administrative expense	12,868	12,223
Plus: Interest expense	22,956	23,790
Plus: Depreciation and amortization expense	63,734	62,091
Plus: Expense on deferred compensation plans	4,617	63
Plus: Loss on Early Retirement of Debt	323	—
Less: Gain on sale of operating properties, including land	—	(443)
Less: Equity in income of joint ventures	(1,817)	(1,497)
Plus: Income tax expense	471	315
Less: Income from discontinued operations	—	(5,076)
Net Operating Income (NOI)	$140,053	$140,446

"Same Property" Communities	$124,609	$122,547
Non-"Same Property" Communities	12,461	8,649
Development and Lease-Up Communities	1,899	16
Dispositions/Other	1,084	9,234
Net Operating Income (NOI)	$140,053	$140,446

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended March 31,
	2017	2016
Net income attributable to common shareholders	$34,861	$41,730
Plus: Interest expense	22,956	23,790
Plus: Depreciation and amortization expense	63,734	62,091
Plus: Income allocated to non-controlling interests from continuing operations	1,128	1,210
Plus: Income tax expense	471	315
Plus: Real estate depreciation from discontinued operations	—	4,327
Less: Gain on sale of operating properties, including land	—	(443)
Plus: Loss on Early Retirement of Debt	323	—
Less: Equity in income of joint ventures	(1,817)	(1,497)
Adjusted EBITDA	$121,656	$131,523